SunAmerica Series Trust
Supplement to the Prospectus dated February
28, 1997

The last paragraph on page 33 of the Prospectus contained in the Anchor Advisor Variable Annuity prospectus for Anchor National Life Insurance Company, under the subheading entitled "Portfolio Management" has been replaced by the following paragraph:

Linda A. Duessel serves as portfolio manager of the Utility
Portfolio. Ms. Duessel joined Federated Investors in 1991, and has been a Vice President of Federated Advisers since
1995.  She was an Assistant Vice President of Federated
Advisers from 1991 until 1995.  Ms. Duessel is a Certified
Public Accountant and a Chartered Financial Analyst.


March 14, 1997